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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


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                        DATE OF REPORT: November 8, 1999

                         Commission File Number: 0-22299


                               SAXTON INCORPORATED
             (Exact name of registrant as specified in its charter)

                    NEVADA                                    88-0223654
        (State or other jurisdiction of                    (I.R.S. Employer
         incorporation or organization)                   Identification No.)

                       5440 West Sahara Ave., Third Floor
                             Las Vegas, Nevada 89146
                                 (702) 221-1111
          (Address and telephone number of principal executive offices)


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ITEM 5.  OTHER EVENTS.

     On November 8, 1999, Registrant terminated the employment of its former executive vice president of finance and chief financial officer, Kirk Scherer. James C. Saxton, the Registrant's president and chief executive officer, has assumed, on an interim basis, the responsibilities of chief financial officer and the Registrant is in the process of interviewing candidates for the position of chief financial officer.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  November 11, 1999                SAXTON INCORPORATED
                                        (Registrant)



                                        By: /S/ JAMES C. SAXTON
                                                James C. Saxton
                                                Chairman of the Board, President
                                                and Chief Executive Officer


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